Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 5, 2007, between PASW, Inc., a Delaware corporation (“PASW”) and each of the several securityholders signatory hereto (each such, a “Securityholder” and, collectively, the “Securityholders”).

This Agreement is made pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated June 12, 2007, between PASW, VirnetX Acquisition Corp., a Delaware corporation, and VirnetX, Inc., a Delaware corporation (“VirnetX”).

PASW and the Securityholders hereby agree as follows:

1.

Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement shall have the meanings given such terms in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Bridge Registrable Securities” means (i) the shares of Common Stock issued pursuant to the Merger in exchange and conversion of the Bridge Convertible Debt and (ii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization, anti-dilution adjustment or similar event with respect to the foregoing.

Common Registrable Securities” means (i) the shares of Common Stock issued pursuant to the Merger in exchange and conversion of the shares of Company Common Stock; (ii) the shares of Common Stock issuable upon the exercise of Options issued pursuant to the Merger in exchange for Company Options; (iii) the shares of Common Stock issuable upon the exercise of Warrants issued pursuant to the Merger in satisfaction of the Warrant Right; and (iv) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization, anti-dilution adjustment or similar event with respect to the foregoing.

“Common Stock” shall mean the common stock, par value $0.00001 per share, of PASW.

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 5(c).

"Indemnifying Party" shall have the meaning set forth in Section 5(c).

"Losses" shall have the meaning set forth in Section 5(a).

“Option” shall mean any option to purchase shares of capital stock of PASW.

"Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Registrable Securities" means (i) the Common Registrable Securities; (ii) the Bridge Registrable Securities; and (iii) the San Gabriel Registrable Securities.

"Registration Statement" means any registration statement required to be filed hereunder (which, at PASW's option, may be an existing registration statement of PASW previously filed with the SEC, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

"Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“San Gabriel Registrable Securities” means the shares of Common Stock issued pursuant to the Merger in exchange and conversion of the San Gabriel Convertible Debt and (ii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization, anti-dilution adjustment or similar event with respect to the foregoing.

“Selling Shareholder Registration Statement” means any Registration Statement filed by PASW to register shares of Common Stock other than shares issued by PASW in a primary offering.

“Warrant” shall mean any warrant to purchase shares of capital stock of PASW.

2.

Registration.

(a)

Demand Registration Rights.  Subject to the provisions of Section 2(f) hereafter, commencing on the date that is six (6) months after the Closing Date each of (i) the holders of Bridge Registrable Securities; (ii) the holders of San Gabriel Registrable Securities and (iii) the holders of Common Registrable Securities (each a “Requesting Group”) shall have a separate one-time right, by written notice to PASW, signed by Holders owning at least 25% of the Registrable Securities of the Requesting Group (the "Demand Notice"), to request PASW to register for resale all Registrable Securities included by the Requesting Group in the Demand Notice under and in accordance with the provisions of the Securities Act by filing with the SEC a Registration Statement covering the resale of such Registrable Securities (the "Demand Registration Statement").  A copy of the Demand Notice also shall be provided by the Requesting Group to each of the other Holders, the failure of which, however, shall not in any way affect the rights of the Requesting Group pursuant to this Section 2(a).  The Demand Registration Statement required hereunder shall be on Form S-3 (except if PASW is not then eligible to register for resale the Registrable Securities on Form S-3, then such Registration Statement will be on Form S-1, Form SB-2, or such other appropriate form). The Demand Registration Statement required hereunder shall contain the Plan of Distribution, attached hereto as Annex A (which may be modified to respond to comments, if any, received by the SEC).  PASW shall cause the Demand Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall keep the Demand Registration Statement continuously effective under the Securities Act until the earlier of (i) the date when all Registrable Securities have been sold pursuant to the Demand Registration Statement or an exemption from the registration requirements of the Securities Act; (ii) the date that the Holders can sell all of their Registrable Securities, pursuant to Rule 144; and (iii) one (1) year from the effective date of the Registration Statement (the "Demand Effectiveness Period").

(b)

Piggyback Registrations Rights. At any time there is not an effective Registration Statement covering the Registrable Securities, and PASW shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then PASW shall send to each Holder a written notice of such determination at least twenty (20) days prior to the filing of any such registration statement and shall automatically include in such registration statement all Registrable Securities; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, PASW determines for any reason not to proceed with such registration, PASW will be relieved of its obligation to register any Registrable Securities in connection with such registration, (ii) in case of a determination by PASW to delay registration of its securities, PASW will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) each Holder is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains; and (iv) each Holder is subject to all applicable laws relating to insider trading or similar restrictions.  Notwithstanding anything to the contrary contained herein, the provisions of this Section 2(b) shall not be applicable to the Registration Statement filed by PASW in connection with the first public offering of by PASW of its securities after the date of this Agreement (the “Initial Registration Statement”); provided, however, that the Holders of the San Gabriel Registrable Securities shall be entitled to include the San Gabriel Registrable Securities for resale in the Initial Registration Statement, pursuant to Rule 415, so long as (1) such shares shall not be included as part of the underwritten offering of primary shares by PASW without PASW’s consent, (2) the underwriter approves the inclusion of such San Gabriel Registrable Securities in such Initial Registration Statement, (3) each such holder shall enter into the underwriters’ form of lockup agreement as and to the extent requested by the underwriters, which may require that all of the shares of the San Gabriel Registrable Securities held by such holder not be sold or otherwise transferred without the consent of the underwriters for a period not to exceed 180 days from the closing of the offering contemplated by the Initial Registration Statement and (4) if PASW is advised by the staff of the SEC that it is not eligible to conduct the offering under Rule 415 promulgated under the Securities Act because of the number of shares sought to be included in the Initial Registration Statement, then PASW may reduce the number of San Gabriel Registrable Securities covered by such Registration Statement to the maximum number which would enable PASW to conduct such offering in accordance with the provisions of Rule 415 and all of such San Gabriel Registrable Securities shall be removed from such Initial Registration Statement to the extent that, in the good faith judgment of the underwriters, the inclusion of such San Gabriel Registrable Securities would jeopardize or substantially delay PASW’s ability to have  such Initial Registration Statement declared effective by the SEC.

(c)

Postponement.

(i)

PASW shall be entitled to postpone the filing of a Registration Statement pursuant to Section 2(a) for a reasonable time (not to exceed sixty (60) days) on one occasion during any twelve (12) month period if:

(A)

PASW furnishes to the Holders a certificate signed by the President of PASW stating that in the good faith judgment of a majority of the Board of Directors, it would be in the best interests of PASW and its shareholders to delay any such registration at that time; or

(B)

PASW informs the Holders that it believes that a fact or circumstance concerning PASW exists that, in the good faith judgment of a majority of the Board of Directors, constitutes material information that has not been publicly disclosed and which the Board of Directors believes, in its good faith judgment, is inappropriate or inadvisable so to disclose,

(ii)

If PASW postpones the filing of a registration statement, PASW promptly shall give the Holders written notice of such postponement, including a statement of the reasons therefor and the expected duration thereof, and the Holders shall have the right to withdraw the request for registration by giving written notice to PASW within fifteen (15) days after receipt of the notice of postponement.  If such Holders withdraw the request for registration: (A) such registration shall not recommence; and (B) such request shall not be counted as the registration to which the Holders are entitled under Section 2(a).

(d)

Underwriting.  Except as specifically provided under the provisions of Section 2(b) hereof, with respect to the registration of San Gabriel Registrable Securities in the Initial Registration Statement, in the event that a registration pursuant to Section 2(b) is for a registered public offering involving an underwriting on a firm commitment basis, PASW shall so advise the Holders.  In such event, the right of any Holder to registration pursuant to Section 2(b) shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this Section 2(d), and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

PASW shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by PASW, which underwriter is reasonably acceptable to the majority in interest of the demanding Holders, and which approval shall not be unreasonably withheld.  Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then (i) the shares requested to be included in such Registration Statement by the Holders and any other selling shareholders shall be reduced first before any of the securities being registered by PASW are reduced and (ii) with respect to the allocation among the Holders, the number of shares of Common Stock that may be included in the underwriting shall be allocated among all such Holders in the same manner as provided in Section 2(e) hereafter.  If the managing underwriter does not limit the number of Registrable Securities to be underwritten, PASW or other holders of securities of PASW who have registration rights similar to those set forth in Section 2 hereof may include Common Stock for their respective accounts in such registration if the managing underwriter states that such inclusion would not adversely affect the offering of Registrable Securities for any reason and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited or reduced.

If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to PASW, the managing underwriter and the Holders requesting registration of securities.  Any such Registrable Securities which are withdrawn shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

(e)

Special Cutback Provisions with Respect to Selling Shareholder Registration Statements.  In the event that any Holder of Registrable Securities elects to include its Registrable Securities in any Selling Shareholder Registration Statement, pursuant to the provisions of Section 2(b) hereof, and the SEC requires PASW, for any reason, to reduce the number of shares of Common Stock which may be included in such Selling Shareholder Registration Statement, PASW, unless otherwise prohibited by the SEC, shall cause all of the Registrable Securities being registered for resale by the Holders, pursuant to such Selling Shareholder Registration Statement, to be reduced as follows:

(i)

First, the Registrable Securities included in such Selling Shareholder Registration Statement shall be reduced pro rata among the Holders, as required, until there are no remaining Common Registrable Securities included;

(ii)

Second, to the extent that all Common Registrable Securities have been removed from such Selling Shareholder Registration Statement and an additional reduction is required, the Bridge Registrable Securities included in such Selling Shareholder Registration Statement shall be reduced pro rata among the Holders as required, until there are no remaining Bridge Registrable Securities included;

(iii)

Third, to the extent that all Common Registrable Securities and Bridge Registrable Securities have been removed from such Selling Shareholder Registration Statement and an additional reduction is required, the San Gabriel Registrable Securities included in such Selling Shareholder Registration Statement shall be reduced pro rata among the Holders as required, until there are no remaining San Gabriel Registrable Securities included.

(f)

Termination of Holders’ Rights to Request a Demand Registration Statement.  To the extent that any Holder has not elected to participate in a Demand Registration Right or a piggy back registration right as provided in this Agreement, then at any time commencing one year after the date of this Agreement, any such Holder will have the Demand Registration Right and piggy back registration rights as provided in this agreement, exercisable individually on a continuing and successive basis as permitted by SEC rule, regulation and Staff interpretation and without regard to Requesting Group characterization, until all of such Holder’s Common Stock is registered on a Registration Statement.  In addition, to the extent that any Holder who has elected to participate in a Demand Registration Right or a piggy back registration right as provided in this Agreement, but pursuant to Section 2(e) hereof has had shares of Common Stock removed from a Registration Statement, then such Holder will have the Demand Registration Right and piggy back registration rights as provided in this Agreement on an individual and continuing and successive basis as permitted by SEC rule, regulation and Staff interpretation until all of such Holder’s shares are registered. The successive Demand Registration Right provided in this Section 2(f), may be exercised not more frequently than once every six months after a prior Demand Registration Right has been exercised. Notwithstanding the foregoing provisions of this Section 2(f), as to each Holder, the Demand Registration Right pursuant to Section 2(a) hereof shall terminate on the date when all the Registrable Securities of the Holder either (a) have been covered by an effective Registration Statement which has been effective for an aggregate period of 12 months (whether or not consecutive), or (b) may be resold by the Holder in accordance with Rule 144(k), or Rule 144 without regard to the volume limitations for sales as provided in that regulation, as set forth in a written opinion of counsel to PASW to such effect, addressed, delivered and acceptable to the transfer agent of PASW and to the Holder who has not sold its Common Stock and whose registration rights under this Agreement are being terminated by this provision. (The following example is provided for the illustration of the foregoing provision.  If a Holder having 2 of the outstanding stock and a member of the Requesting Group known as the  Common Registrable Securities, elects not to participate in that groups registration demand or piggy back on any other available registration statement, then that Holder will have demand registration rights commencing one year after the date of this Agreement.  That Holder will also have continuing piggy back rights.  Assuming no change in Rule 144, the Holder may alternatively sell 1% of his holdings under Rule 144 after one year from the date of this Agreement.  At the point that is 15 months after the date of this Agreement, assuming that the Holder has sold 1% of his holding under Rule 144, Company counsel may write an opinion delivered to the transfer agent and Holder, which indicates that at that point, based on the then holdings of the Holder all of his shares may be sold under Rule 144 thereby terminating the registration rights under this Agreement.  If, however, the Holder did not sell any shares after one year, then the Holder will have continuing rights to demand a registration statement, but not more frequently than once every six months, or participate in any other registration under the piggy back right.)

3.

Registration Procedures.  In connection with PASW's registration obligations hereunder and during the period during which PASW is required or elects to keep a Registration Statement effective (the "Effectiveness Period"), PASW shall:

(a)

Not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to any Holder whose Registrable Securities are included for resale in such Registration Statement, a draft of the Registration Statement, or any related Prospectus or any amendment or supplement thereto.

(b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.

(c)

Notify as promptly as reasonably possible, but no later than three (3) Business Days, each Holder of Registrable Securities included in the Registration Statement: (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed, provided that such Holder has previously requested in writing to receive notice of such filing; (B) when the SEC notifies PASW whether there will be a "review" of the Registration Statement and whenever the SEC comments in writing on the Registration Statement, provided that such Holder has previously requested in writing to receive notice of such notification (and PASW shall upon written request from any Holder, provide to such Holder, true and complete copies of such comments and all written responses thereto, subject, if appropriate, to the execution by such Holder of confidentiality agreements in form acceptable to PASW); and (C) when the Registration Statement or any post-effective amendment has become effective; (ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Legal Proceeding for that purpose; (iv) of the receipt by PASW of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation of any Legal Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)

Promptly deliver to each Holder no later than five (5) Business Days after the Effectiveness Date, without charge, two (2) copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto (and, upon the request of the Holder such additional copies as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities). PASW hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(f)

Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that PASW shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject PASW to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)

Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)

Use its best efforts to comply with all applicable rules and regulations of the SEC relating to the registration of the Registrable Securities pursuant to the Registration Statement or otherwise.

(i)

PASW shall not be required to include any Holder that does not complete, date and execute a Selling Shareholder Questionnaire, in the form of Annex B attached hereto, providing the information reasonably required by PASW and/or does not reasonably cooperate with PASW in providing necessary information.

(j)

PASW shall either (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by PASW are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq Stock Market LLC, or (c) if PASW is unsuccessful in satisfying the preceding clauses (a) or (b), PASW shall secure the inclusion for quotation on The American Stock Exchange, Inc. or if it is unable to, to use best efforts to provide for the Registrable Securities to trade on the OTC Bulletin Board, without limiting the generality of the foregoing, to use commercially reasonable efforts to secure at least two (2) market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. PASW shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

(k)

PASW covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder so long as the Holder owns any Registrable Securities; provided, however, PASW may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and PASW shall take such further reasonable action as the Holder may reasonably request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, PASW will deliver to such Holder a written statement as to whether it has complied with such requirements.

4.

Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by PASW shall be borne by PASW whether or not any Registrable Securities are sold pursuant to the Registration Statement, other than discounts and commissions with respect to the sale of any Registrable Securities by the Holders.  The fees and expenses referred to in the foregoing sentence shall include (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for PASW, (v) Securities Act liability insurance, if PASW so desires such insurance, and (vi) fees and expenses of all other Persons retained by PASW in connection with the consummation of the transactions contemplated by this Agreement.

5.

Indemnification.

(a)

Indemnification by PASW. PASW shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, the officers, directors, agents, representatives and employees of it, each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, representatives and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (including the cost (including without limitation, reasonable attorneys’ fees) and expenses relating to an Indemnified Party’s actions to enforce the provisions of this Section 5) (collectively, "Losses"), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing (or in the case of an omission, not furnished) to PASW by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after PASW has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b), (3) the failure of the Holder to deliver a Prospectus prior to the confirmation of a sale, or (4) caused by actions of or due to statements provided by the Holder’s broker, underwriter or other adviser engaged by Holder.  PASW shall notify the Holders promptly of the institution, threat or assertion of any Legal Proceeding of which PASW is aware in connection with the transactions contemplated by this Agreement.

(b)

Indemnification by Holder. Each Holder, severally and not jointly, shall indemnify and hold harmless PASW, its directors, officers, agents, representatives and employees, each Person who controls PASW (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents, representatives or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) the Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished (or in the case of an omission, not furnished) in writing by or on behalf of such Holder to PASW specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to PASW by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after PASW has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b), (3) the failure of the Holder to deliver a Prospectus prior to the confirmation of a sale, or (4) caused by actions of or due to statements provided by the Holder’s broker, underwriter or other adviser engaged by Holder. In no event shall the liability of any selling Holder hereunder be greater in amount than the proceeds payable to such Holder in connection with the sale of its Registrable Securities.

(c)

Conduct of Indemnification Legal Proceedings. If any Legal Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Legal Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Legal Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Legal Proceeding; or (3) the named parties to any such Legal Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Legal Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Legal Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Legal Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Legal Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d)

Contribution. If a claim for indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Legal Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

6.

Miscellaneous.

(a)

Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(b)

Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from PASW of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by PASW that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. PASW may provide appropriate stop orders to enforce the provisions of this paragraph.

(c)

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by PASW and each Holder of the then outstanding Registrable Securities.

(d)

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be provided in accordance with the notice provisions contained in the Purchase Agreement.

(e)

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder.

(f)

Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(g)

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

(h)

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i)

Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Signature Page Follows

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PASW, INC.

By:

Name:

Title:

Securityholders Signature Pages Follow

Securityholders Signature Page to PASW, Inc.

Registration Rights Agreement  dated _________ ___, 2007

HOLDERS OF COMMON REGISTRABLE SECURITIES

[                                                           ]

By:

Name:

Title:

[                                                           ]

By:

Name:

Title:

Securityholders Signature Page to PASW, Inc.

Registration Rights Agreement  dated _________ ___, 2007

HOLDERS OF SAN GABRIEL

 REGISTRABLE SECURITIES

[                                                           ]

By:

Name:

Title:

[                                                           ]

By:

Name:

Title:

Securityholders Signature Page to PASW, Inc.

Registration Rights Agreement  dated _________ ___, 2007

HOLDERS OF BRIDGE

 REGISTRABLE SECURITIES

[                                                           ]

By:

Name:

Title:

[                                                           ]

By:

Name:

Title:

ANNEX A

Plan of Distribution

The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•

ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

•

block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

•

an exchange distribution in accordance with the Rules of the applicable exchange;

•

privately negotiated transactions;

•

settlement of short sales;

•

broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•

a combination of any such methods of sale; and

•

any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker/dealers engaged by the Selling Stockholders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the Selling Stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

The Selling Stockholders and any broker/dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker/dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions under the Securities Act. The Selling Stockholders have informed PASW that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Annex B

PASW, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of PASW, INC., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.

Name.

(a)

Full Legal Name of Selling Securityholder

(b)

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.  Broker-Dealer Status:

(a)

Are you a broker-dealer?

Yes

No

(b)

If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes

No

Note:

If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)

Are you an affiliate of a broker-dealer?

Yes

No

(d)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes

No

Note:

If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities (as such term is defined in the Registration Rights Agreement) .

(a)

Type and Amount of other securities beneficially owned by the Selling Securityholder:

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner:

By:

Name:

Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: